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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): December 27, 1999




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                 1-31070                      23-2328753
(State or other jurisdiction     (Commission                   (IRS employer
     of incorporation)           File Number)             identification number)





                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number of principal executive offices)

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Item 5.  Other Events

         Genetic Laboratories, Inc. ("Genetic Labs"), a wholly owned subsidiary of Derma Sciences, Inc. (the "Registrant"), was merged into the Registrant in a tax-free reorganization (the "Merger") effective December 27, 1999 (the "Effective Date"). As of the Effective Date: (1) the separate corporate existence of Genetic Labs terminated, and (2) all assets, liabilities rights and duties of Genetic Labs became assets, liabilities, rights and duties of the Registrant.

         The Merger was implemented in order to avoid further expenses incident to the maintenance of Genetic Labs as a separate legal entity. The Registrant does not anticipate that the merger will have a material effect upon its operations or the operations heretofore conducted by Genetic Labs.

Item 7.  Financial Statements and Exhibits

         (a)      Not applicable
         (b)      Not applicable
         (c)      Exhibits:

                         10.01 - Agreement and Plan of Merger
                         10.02 - Articles of Merger




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DERMA SCIENCES, INC.



Date: January 7, 2000              By: /s/ Stephen T. Wills
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                                      Stephen T. Wills, CPA, MST
                                      Vice President and Chief Financial Officer





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